Exhibit 10.6.3

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
FIRST AMENDMENT TO THE STATEMENT OF WORK
This Amendment is to the Statement of Work dated 05.03.2008
BETWEEN
MakeMyTrip India Private Limited having its registered office at F-46, Malhotra Building, 1st Floor, near Indian Overseas Bank, Connaught Place, New Delhi 110001 (hereinafter referred to as “MMTL” which expression shall, unless repugnant to or inconsistent with the context, mean and include its successors and permitted assigns), of the ONE PART;
And,
IBM DAKSH BUSINESS PROCESS SERVICES PRIVATE LIMITED a company registered under the Companies Act, 1956 and having its Registered Office at Birla Tower, 1st Floor, 25, Barakhamba Road, Connaught Place, New Delhi — 110001 (hereinafter referred to as “IBM” which expression shall, unless repugnant to or inconsistent with the context, mean and include its successors and assigns), of the OTHERPART.
WHEREAS MMTL has entered into a Master Services Agreement dated 05-03-2008 (hereinafter referred to as “MSA”) with IBM whereby it has outsourced some of its Call center to IBM.
Further to business discussions, pertaining to the salary adjustments for the rebadged resources at Gurgaon service delivery location, the Parties now wish to amend the Statement of Work as follows:
1. Based on the Statement of Work dated 05.03.2008, following changes shall be made with reference to Clause 10.2.2 (g):
(i)	Delete Clause 10.2 A (Gurgaon service delivery) in its entirety, and replace as follows :
A. Gurgaon Service delivery:

LoB/SU	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Customer Service — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales (Inbound) — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
10.2.1 Price per Agent per month mentioned above is applicable for the first year of operations from the Effective Date of this SOW
a.	The rates quoted above are in INR (Indian Rupees) are applicable per Agent per month

b.	On each anniversary of the Effective Date, the price will be adjusted upwards by XXXX for inflation.

c.	Billing shall be done based on the prevailing Seat Utilization (SU) for the month in the process. This shall be computed on a monthly basis.

d.	All applicable taxes and levies shall apply over and above these rates as applicable. However, any income tax or any direct tax related liability will be on account of IBM. MMTL will deduct the relevant withholding tax (TDS) from the regular payments for which it will issue a consolidated annual TDS certificate to IBM.

e.	The actual SU will be rounded off to nearest place of a single decimal e.g. if SU is 2.14 then the pricing applicable will be at SU of 2.1. If the actual SU is 2.15 then pricing will be computed at the SU of 2.2

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
f.	Both MMTL and IBM will put all reasonable efforts to achieve a minimum SU of 2.1.
(ii) Delete Clause 10.2 B (Chandigarh Service Delivery) in its entirety, and replace as follows :

LoB / SU	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Customer Service — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales (Inbound) — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
10.2.2 Price per Agent per month mentioned above is applicable for the first year of operations from the Effective Date of this SOW
a.	The rates quoted above are in INR (Indian Rupees) are applicable per Agent per month

b.	On each anniversary of the Effective Date, the price will be adjusted upwards by XXXX for inflation.

c.	Billing shall be done based on the prevailing Seat Utilization (SU) for the month in the process. This shall be computed on a monthly basis.

d.	All applicable taxes and levies shall apply over and above these rates as applicable. However, any income tax or any direct tax related liability will be on account of IBM. MMTL will deduct the relevant withholding tax (TDS) from the regular payments for which it will issue a consolidated annual TDS certificate to IBM.

e.	The actual SU will be rounded off to nearest place of a single decimal e.g. if SU is 2.14 then the pricing applicable will be at SU of 2.1. If the actual SU is 2.15 then pricing will be computed at the SU of 2.2

f.	Both MMTL and IBM will put all reasonable efforts to achieve a minimum SU of 1.8.

g.	IBM has factored an average salary of INR XXXX per agent per annum across all LoB’s in Gurgaon. This is as per the information received from MMTL for the agents to be rebadged. The price shall be updated for any change in this assumption based on the actual data only in respect of incremental changes in relevant average manpower cost.
2.	This First Amendment is effective as of 05.03.2008. IBM shall bill the incremental agent rates to MMTL with retrospective effect from 05.03.2008.

3.	Annexure 1 B of the SoW shall be deleted in its entirety and replaced as follows :

Billable/
Sl. No.s	Name	Designation	Date of Joining IBM Daksh	Non Billable
1	Aakanksha Khurana	Ex/ Sr Exec	7-Apr-08	Yes
2	Abhinav Victor	Ex/ Sr Exec	7-Apr-08	Yes
3	Abhineet Gogia	Ex/ Sr Exec	7-Apr-08	Yes
4	Mohd. AFFAN	Ex/ Sr Exec	5-May-08	Yes
5	Amit Sharma	Ex/ Sr Exec	7-Apr-08	Yes
6	Amit Bose	Ex/ Sr Exec	7-Apr-08	Yes
7	Anjali Dhamija	Ex/ Sr Exec	7-Apr-08	Yes
8	Angad Singh	Ex/ Sr Exec	5-May-08	Yes
9	Ashutosh Sinha	Ex/ Sr Exec	7-Apr-08	Yes

10	Ankit Gulati	Ex/ Sr Exec	12-May-08	Yes
11	Ankita Bhaduri	Ex/ Sr Exec	5-May-08	Yes
12	Ankita Wadhwa	Ex/ Sr Exec	5-May-08	Yes
13	Ankur Munjal	Ex/ Sr Exec	7-Apr-08	Yes
14	Ankush Kumar	Ex/ Sr Exec	5-May-08	Yes
15	Anuj Mathur	Ex/ Sr Exec	5-May-08	Yes
16	Anup Dubey	Ex/ Sr Exec	5-May-08	Yes
17	Anupam Saksena	Ex/ Sr Exec	7-Apr-08	Yes
18	Anush Kumar	Ex/ Sr Exec	7-May-08	Yes
19	Arti Puri	Ex/ Sr Exec	7-Apr-08	Yes
20	Ashok Singh	Ex/ Sr Exec	7-Apr-08	Yes
21	Ashok Sati	Ex/ Sr Exec	5-May-08	Yes
22	Deepak Verma	Ex/ Sr Exec	5-May-08	Yes
23	Asma Ayaz	Ex/ Sr Exec	5-May-08	Yes
24	Astha Soni	Ex/ Sr Exec	5-May-08	Yes
25	Bhavuk Sethi	Ex/ Sr Exec	5-May-08	Yes
26	Bhawna Khanna	Ex/ Sr Exec	5-May-08	Yes
27	Bhupendra Rana	Ex/ Sr Exec	5-May-08	Yes
28	Bhupinder Singh	Ex/ Sr Exec	7-Apr-08	Yes
29	Cecilia Anthony	Ex/ Sr Exec	5-May-08	Yes
30	Chandan Bajaj	Ex/ Sr Exec	7-Apr-08	Yes
31	Davinder Juneja	Ex/ Sr Exec	7-Apr-08	Yes
32	Deepak Shastri	Lead	7-Apr-08	Yes
33	Deepti Srivastava	Ex/ Sr Exec	7-Apr-08	Yes
34	Deepak Grover	Lead	15-May-08	Yes
35	Diganta Chakraborty	Ex/ Sr Exec	5-May-08	Yes
36	Deepti Khare	Ex/ Sr Exec	5-May-08	Yes
37	Depinder Kaur	Ex/ Sr Exec	7-Apr-08	Yes
38	Dharamvir Kansal	AM	7-Apr-08	No
39	Dharitri Sarma	Ex/ Sr Exec	5-May-08	Yes
40	Dhroov Pratap	Ex/ Sr Exec	7-Apr-08	Yes
41	Monodeep Chakravarty	Ex/ Sr Exec	7-Apr-08	Yes
42	Divita Sharma	Ex/ Sr Exec	5-May-08	Yes
43	Divya Arora	Ex/ Sr Exec	12-May-08	Yes
44	G Renuka	Ex/ Sr Exec	7-Apr-08	Yes
45	Gagandeep Kaur Chawla	Ex/ Sr Exec	5-May-08	Yes
46	Gaurav Nayyar	Ex/ Sr Exec	7-Apr-08	Yes
47	George Joseph	Lead QLY	7-Apr-08	Yes
48	Sakshi Rawal	Ex/ Sr Exec	7-Apr-08	Yes
49	Harish Kumar	Ex/ Sr Exec	7-Apr-08	Yes
50	Himani Kohli	Lead	5-May-08	No
51	Homi Sharma	Ex/ Sr Exec	5-May-08	Yes
52	Honey Bassi	Ex/ Sr Exec	5-May-08	Yes

53	Huzengluibo Zeliang	Ex/ Sr Exec	7-Apr-08	Yes
54	Ishita Bhatia	Ex/ Sr Exec	7-Apr-08	Yes
55	Ishjeet Walia	Ex/ Sr Exec	7-Apr-08	Yes
56	Jasmine Bhumra	Ex/ Sr Exec	7-Apr-08	Yes
57	Jaspreet Singh	Ex/ Sr Exec	5-May-08	Yes
58	Jatin Vij	Ex/ Sr Exec	5-May-08	Yes
59	Jeewan Goswami	Ex/ Sr Exec	5-May-08	Yes
60	Juhi Garg	Ex/ Sr Exec	7-Apr-08	Yes
61	Jyotsna Ramani	AM	5-May-08	No
62	Kajal Thokchom	Ex/ Sr Exec	5-May-08	Yes
63	Kamal Katyal	Ex/ Sr Exec	5-May-08	Yes
64	Kamaldeep Verma	Ex/ Sr Exec	7-Apr-08	Yes
65	Kanika Sharma	Ex/ Sr Exec	5-May-08	Yes
66	Kanika Talreja	Ex/ Sr Exec	5-May-08	Yes
67	Kanupriya Goyal	Ex/ Sr Exec	7-Apr-08	Yes
68	Kapil Khemani	Ex/ Sr Exec	7-Apr-08	Yes
69	Kapil Gera	Ex/ Sr Exec	7-Apr-08	Yes
70	Karan Kaura	Ex/ Sr Exec	7-Apr-08	Yes
71	Kartik Singhal	Ex/ Sr Exec	5-May-08	Yes
72	Kavita Sakpal	Ex/ Sr Exec	7-Apr-08	Yes
73	Kiran Chandrakar	Ex/ Sr Exec	5-May-08	Yes
74	Krishna Chakma	Ex/ Sr Exec	7-Apr-08	Yes
75	Madhuri Dutta	Ex/ Sr Exec	5-May-08	Yes
76	Malcolm Sadir	Ex/ Sr Exec	7-Apr-08	Yes
77	Mamta Bassi	Ex/ Sr Exec	5-May-08	Yes
78	Manav Narula	Ex/ Sr Exec	7-May-08	Yes
79	Manish Kumar	Ex/ Sr Exec	5-May-08	Yes
80	Manisha Sabharwal	Ex/ Sr Exec	7-Apr-08	Yes
81	Manisha Sharma	Ex/ Sr Exec	5-May-08	Yes
82	Manmeet Kaur	Ex/ Sr Exec	7-Apr-08	Yes
83	Manmeet Sandhu	Ex/ Sr Exec	7-Apr-08	Yes
84	Meena	Ex/ Sr Exec	5-May-08	Yes
85	Meenakshi Jha	Ex/ Sr Exec	7-Apr-08	Yes
86	Meenu Kharbanda	Ex/ Sr Exec	5-May-08	Yes
87	Amit Pant	Ex/ Sr Exec	5-May-08	Yes
88	Mohammad Samiq	AM	7-Apr-08	No
89	Mohammad Nadeem	Ex/ Sr Exec	7-Apr-08	Yes
90	Mohd Saud	AM	7-Apr-08	No
91	Mohit Manchanda	Ex/ Sr Exec	7-Apr-08	Yes
92	Mohit Kumar	Lead	5-May-08	Yes
93	Monica Langoljam	Ex/ Sr Exec	7-Apr-08	Yes
94	Monika	Ex/ Sr Exec	5-May-08	Yes
95	Gurleen Kaur	Ex/ Sr Exec	7-Apr-08	Yes

96	Naseer Rizvi	Ex/ Sr Exec	5-May-08	Yes
97	Natasha Kapoor	Ex/ Sr Exec	5-May-08	Yes
98	Neeraj Singh	Ex/ Sr Exec	7-Apr-08	Yes
99	Neetesh Chopra	Ex/ Sr Exec	7-Apr-08	Yes
100	Neha Babbar	Ex/ Sr Exec	5-May-08	Yes
101	Nikhil Sood	Ex/ Sr Exec	5-May-08	Yes
102	Nikita	Ex/ Sr Exec	5-May-08	Yes
103	Nipun Sharma	Ex/ Sr Exec	5-May-08	Yes
104	Nikita Ahluwalia	Ex/ Sr Exec	5-May-08	Yes
105	Nivedita Pundir	Ex/ Sr Exec	7-Apr-08	Yes
106	Nupur Singh	Lead	5-May-08	No
107	Meesam Zaidi	Ex/ Sr Exec	7-May-08	Yes
108	Pankaj Chopra	Lead QLY	5-May-08	No
109	Paramdeep Singh	Ex/ Sr Exec	7-Apr-08	Yes
110	Parbjeet Singh	Ex/ Sr Exec	5-May-08	Yes
111	Parul Nigam	Ex/ Sr Exec	7-Apr-08	Yes
112	Parvez Khan	Lead	5-May-08	No
113	Payal Arora	Ex/ Sr Exec	7-May-08	Yes
114	Prabhas Kumar	Ex/ Sr Exec	5-May-08	Yes
115	Prabhat Bisht	Ex/ Sr Exec	5-May-08	Yes
116	Prabjot Singh	Ex/ Sr Exec	7-Apr-08	Yes
117	Pradeep Hazarika	Ex/ Sr Exec	7-Apr-08	Yes
118	Pradeep Baloda	Ex/ Sr Exec	5-May-08	Yes
119	Pragya Shah	AM	7-Apr-08	Yes
120	Prateek Nayak	Lead	5-May-08	No
121	Preetha Nair	Ex/ Sr Exec	7-Apr-08	Yes
122	Pallavi Gupta	Ex/ Sr Exec	5-May-08	Yes
123	Priyanka Sharma	Ex/ Sr Exec	7-Apr-08	Yes
124	Priyanka Singh	Ex/ Sr Exec	7-Apr-08	Yes
125	Puneet Garg	Lead	5-May-08	No
126	Radhika Sharma	Ex/ Sr Exec	5-May-08	Yes
127	Priya Sehgal	Lead	17-May-08	Yes
128	Rahul Arora	Ex/ Sr Exec	5-May-08	Yes
129	Rais Ahmed	Ex/ Sr Exec	7-Apr-08	Yes
130	Rajat Mishra	AM	5-May-08	No
131	Rajvinder Kaur	Ex/ Sr Exec	7-Apr-08	Yes
132	Ramanarayanan S	Ex/ Sr Exec	5-May-08	Yes
133	Rashmi Srivastava	Ex/ Sr Exec	5-May-08	Yes
134	Ratandeep Singh	Ex/ Sr Exec	7-Apr-08	Yes
135	Rehan Khan	Ex/ Sr Exec	7-Apr-08	Yes
136	Rekha Godara	Ex/ Sr Exec	7-Apr-08	Yes
137	Renuka Sharma	Ex/ Sr Exec	5-May-08	Yes
138	Richa Sharma	Lead	5-May-08	Yes

139	Ritika Vohra	Ex/ Sr Exec	5-May-08	Yes
140	Roby Mathew	Lead	7-Apr-08	Yes
141	Rohit Adlakha	Ex/ Sr Exec	5-May-08	Yes
142	Rohit Chouhan	Ex/ Sr Exec	5-May-08	Yes
143	Rohit Ranjan	Ex/ Sr Exec	5-May-08	Yes
144	Romi Chauhan	Ex/ Sr Exec	5-May-08	Yes
145	Roopinder Yadav	Ex/ Sr Exec	5-May-08	Yes
146	Rubi Singh	Ex/ Sr Exec	7-Apr-08	Yes
147	Ruchika Dhadwal	Ex/ Sr Exec	5-May-08	Yes
148	Saba Siddiqui	Ex/ Sr Exec	5-May-08	Yes
149	Sachin Chugh	Ext Sr Exec	5-May-08	Yes
150	Sakshi Naswa	Ex/ Sr Exec	7-Apr-08	Yes
151	Sakshi Sharma	Ex/ Sr Exec	7-Apr-08	Yes
152	Rahul Dutt	AM	7-May-08	No
153	Sameer Mehra	Ex/ Sr Exec	7-Apr-08	Yes
154	Sameer Setia	Ex/ Sr Exec	5-May-08	Yes
155	Sandeep Gupta	Ex/ Sr Exec	7-Apr-08	Yes
156	Sandeep Rajwade	Ex/ Sr Exec	7-Apr-08	Yes
157	Sandeep Sharma	Ex/ Sr Exec	5-May-08	Yes
158	Sankalp Choudhury	Ex/ Sr Exec	7-Apr-08	Yes
159	Santosh Singh	Ex/ Sr Exec	5-May-08	Yes
160	Saurabh Khurana	Ex/ Sr Exec	7-Apr-08	Yes
161	Saurabh Upadhyay	Ex/ Sr Exec	5-May-08	Yes
162	Shahzia Fatima	Ex/ Sr Exec	5-May-08	Yes
163	Shailesh Dhyani	Lead	17-May-08	Yes
164	Shalini	Ex/ Sr Exec	5-May-08	Yes
165	Sharmila Gurung	Ex/ Sr Exec	7-Apr-08	Yes
166	Shashank Sudan	Ex/ Sr Exec	5-May-08	Yes
167	Sheetal Verma	Ex/ Sr Exec	5-May-08	Yes
168	Shweta Suri	Ex/ Sr Exec	5-May-08	Yes
169	Sindhu Bhaskaran	Ex/ Sr Exec	5-May-08	Yes
170	Sumit Sethi	Ex/ Sr Exec	5-May-08	Yes
171	Supreet Sandhu	Ex/ Sr Exec	5-May-08	Yes
172	Swapnil Gupta	AM	5-May-08	No
173	Swati Sharma	Ex/ Sr Exec	7-Apr-08	Yes
174	Swati Dhamija	Ex/ Sr Exec	5-May-08	Yes
175	Sweta Singh	Lead QLY	5-May-08	No
176	Taranpal Kaur	Ex/ Sr Exec	5-May-08	Yes
177	Tarun Kumar	Ex/ Sr Exec	5-May-08	Yes
178	Tenzin Kalsang	Ex/ Sr Exec	5-May-08	Yes
179	Timsy Arora	Ex/ Sr Exec	5-May-08	Yes
180	Tshering Bhutia	Ex/ Sr Exec	5-May-08	Yes
181	Tushar Kapil	Ex/ Sr Exec	5-May-08	Yes

182	Vaibhav Gupta	Ex/ Sr Exec	5-May-08	Yes
183	Vandana	Ex/ Sr Exec	5-May-08	Yes
184	Vijay Singh	AM	7-Apr-08	No
185	Vijay Dubey	Ex/ Sr Exec	5-May-08	Yes
186	Vikas Menon	Ex/ Sr Exec	7-Apr-08	Yes
187	Vikas Gaurav	Lead	5-May-08	Yes
188	Vikash	Ex/ Sr Exec	7-Apr-08	Yes
189	Vimal Sachdeva	Ex/ Sr Exec	7-Apr-08	Yes
190	Vishal Thakur	Ex/ Sr Exec	7-Apr-08	Yes
191	Vishal Kapoor	Ex/ Sr Exec	5-May-08	Yes
192	Vivek Bhola	Ex/ Sr Exec	7-Apr-08	Yes
193	Zubair Ahmed	Lead	5-May-08	Yes
194	Nikhil Bhardwaj	Ex/ Sr Exec	14-May-08	Yes
195	Parvesh Kumar Sharma	Ex/ Sr Exec	12-May-08	Yes
196	Vidhya Molthamby	Ex/ Sr Exec	15-May-08	Yes
197	Amit Kr Sinha	Ex/ Sr Exec	Yet to Join	Yes
198	Ginni Arora	Ex/ Sr Exec	3-Jun-08	Yes
199	Asha Kumari	Ex/ Sr Exec	15-May-08	Yes
200	Shweta Sachdeva	Ex/ Sr Exec	Yet to Join	Yes
201	Sarvesh Sah	Ex/ Sr Exec	12-May-08	Yes
4. All other terms of MSA and Statement of Work shall remain unchanged.
IN WITNESS WHEREOF THE ABOVE NAMED PARTIES TO THIS AMENDMENT HAVE EXECUTED THESE PRESENT THROUGH THEIR DULY AUTHORISED SIGNATORIES ON THE DATE AND PLACE FIRST MENTIONED HEREIN ABOVE.

For IBM Daksh Business Process services Pvt. Ltd

Sign:	/s/ Chandrasekar Thyagarajan
Name:	CHANDRASEKAR THYAGARAJAN
Title:	CHIEF FINANCIAL OFFICER
Date:	July 1, 2008

For MakeMyTrip India Pvt Ltd

Sign: :	/s/ Rajesh Magow
Name: :	RAJESH MAGOW
Title: :	CFO
Date:	July 16, 2008